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                                                                  EXHIBIT (99.1)

                            JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on
Schedule 13G (including any and all amendments thereto) with respect to the shares of common stock, $.01 par value of Cost Plus, Inc., and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Date: November 10, 1997
                                     THE GOLDMAN SACHS GROUP, L.P.

                                     By:     /s/ Roger S. Begelman
                                            ----------------------------
                                     Name:  Roger S. Begelman
                                     Title:  Attorney-in-fact


                                     GOLDMAN, SACHS & CO.

                                     By:     /s/ Roger S. Begelman
                                            ----------------------------
                                     Name:  Roger S. Begelman
                                     Title:  Attorney-in-fact


                                     GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                     By:     Goldman Sachs Global Holdings
                                             L.L.C., its general partner

                                     By:     /s/ Esta E. Stecher
                                            ----------------------------
                                     Name:  Esta E. Stecher
                                     Title:  Secretary


                                     GOLDMAN SACHS GLOBAL HOLDINGS, L.L.C.

                                     By:     /s/ Esta E. Stecher
                                            ----------------------------
                                     Name:  Esta E. Stecher
                                     Title:  Secretary

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